EXHIBIT 99.2

ROWAN COMPANIES, INC.
LAND RIG FLEET AND CONTRACT STATUS
As of December 18, 2008

ONSHORE RIGS				Maximum		Contract Status
		Horsepower		Drilling			Estimated
Name	Type	Drawworks	Mud Pumps	Depth (feet)	Location	Customer	Duration	Comments

Rig 9	Diesel electric	2,000	3,200	20,000	Texas	Petro-Hunt	December 2008
Rig 12	SCR diesel electric	1,500	2,600	18,000	Oklahoma	Sheridan	January 2009
Rig 14	AC electric	3,000	3,200	35,000	Texas	Available
Rig 15	AC electric	3,000	3,200	35,000	Texas	Forest Oil	May 2009
Rig 18	SCR diesel electric	2,000	4,400	25,000	Texas	Anadarko	November 2009
Rig 26	SCR diesel electric	2,000	4,800	25,000	Texas	Cornerstone	February 2009
Rig 29	Mechanical	1,500	2,600	18,000	Oklahoma	PetroQuest	September 2009
Rig 30	AC electric	2,000	2,600	20,000	Texas	BBX	March 2009
Rig 31	SCR diesel electric	3,000	4,400	35,000	Texas	EnCana	April 2009
Rig 33	SCR diesel electric	1,500	3,200	18,000	Texas	Devon	June 2009
Rig 34	SCR diesel electric	2,000	4,400	25,000	Texas	Aspen	March 2009	Rig is currently idle; estimated contract start date is late December 2008.
Rig 35	SCR diesel electric	1,500	4,400	18,000	Texas	EnCana	June 2009
Rig 51	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	September 2009
Rig 52	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	November 2009
Rig 53	SCR diesel electric	2,000	4,400	25,000	Texas	BBX	May 2009
Rig 54	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	October 2009
Rig 59	AC electric	2,000	3,200	25,000	Texas	ConocoPhillips	December 2008
						BBX	March 2009	Estimated contract start date is early January 2009.
Rig 60	AC electric	2,000	3,200	25,000	Texas	Newfield	April 2009
Rig 61	AC electric	2,000	3,200	25,000	Texas	Chesapeake	March 2009
Rig 62	AC electric	2,000	3,200	25,000	Texas	Newfield	February 2009
Rig 63	AC electric	2,000	3,200	25,000	Texas	Anadarko	March 2009
Rig 64	AC electric	2,000	3,200	25,000	Texas	ExxonMobil	April 2009
					TBD	Cabot	February 2010
Rig 65	AC electric	2,000	3,200	25,000	Texas	Pioneer	November 2009
Rig 66	AC electric	2,000	3,200	25,000	Texas	BBX	December 2008
					TBD	PetroQuest	December 2009
Rig 67	AC electric	2,000	3,200	25,000	Texas	ConocoPhillips	January 2010
Rig 68	AC electric	2,000	3,200	25,000	Alaska	Pioneer	March 2010
Rig 76	AC electric	2,000	3,200	25,000	Texas	EnCana	April 2011
Rig 77	AC electric	2,000	3,200	25,000	Texas	EnCana	March 2010
Rig 84	AC electric	2,000	3,200	25,000	Texas	EnCana	June 2011
Rig 85	AC electric	2,000	3,200	25,000	Texas	Common Resources	October 2010
Rig 86	AC electric	2,000	3,200	25,000	TBD	EnCana	February 2012	Rig currently under construction with completion expected during Q1 2009.
Rig 87	AC electric	2,000	3,200	25,000	TBD	Common Resources	March 2012	Rig currently under construction with completion expected during Q1 2009.
Rig 88	AC electric	2,000	3,200	25,000	TBD	EnCana	May 2012	Currently in negotiations with EnCana to substitute existing land rigs for this contract.
Rig 89	AC electric	2,000	3,200	25,000	TBD	EnCana	August 2012	Currently in negotiations with EnCana to substitute existing land rigs for this contract.
Rig 90	AC electric	2,000	3,200	25,000	TBD	EnCana	November 2012	Currently in negotiations with EnCana to substitute existing land rigs for this contract.
Rig 91	AC electric	2,000	3,200	25,000	TBD	EnCana	February 2013	Currently in negotiations with EnCana to substitute existing land rigs for this contract.

Rigs 9 through 35 were constructed at various dates between 1960 and 1982, utilizing new as well as used equipment, and have since been substantially rebuilt.  Rigs 51, 52, 53 and 54 were constructed during 2001-02. Rigs 59 through 66 were completed during 2006, Rigs 67 through 77 during 2007 and Rigs 84 and 85 in 2008.  All but Rig 29 are equipped with a top-drive drilling system.  Day rates range from $19,000 to $27,500. Estimated contract durations reflect either stated drilling periods expected time required for the contracted well or wells.  Estimated number of idle days during November 2008 was 81.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.  THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filiings with the U. S. Securities and Exchange Commission.